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                                                                   EXHIBIT 10.38



                                     FORM OF

                               INDEMNITY AGREEMENT

This Indemnity Agreement ("Agreement") is made and entered into effective as of the day of by and between Calnetics Corporation, a California corporation (the Corporation"), and the undersigned (the "Agent").

WHEREAS, the Agent is currently serving as a Director and/or Officer of the Corporation and/or its subsidiaries, and the Corporation wishes the Agent to continue in such capacities;

NOW, THEREFORE, in consideration of the foregoing recital and the mutual agreements set forth herein, and in order to induce the Agent to continue to serve as a Director and/or Officer of the Corporation and/or its subsidiaries and in consideration of continued service, the parties hereto hereby agree as follows:

         1. The Corporation will pay on behalf of the Agent, and his or her executors, administrators or assigns, any amount which the Agent is or becomes legally obligated to pay in connection with any threatened, pending, or completed claim or claims made against the Agent because of any act or omission or neglect or breach of duty whether before, on or after the date hereof, including any actual or alleged error or misstatement or misleading statement, which the Agent commits or suffers while acting in his or her capacity as a Director and/or Officer of the Corporation and/or its subsidiaries. The payments which the Corporation will be obligated to make hereunder shall include, inter alia, damages, judgments, settlements and costs, cost of investigation (excluding salaries of officers or employees of the Corporation and its subsidiaries) and costs of defense (including attorneys' fees) or legal actions, claims or proceedings and appeals therefrom, and costs of attachment or similar bonds; provided however, that the Corporation shall not be obligated to pay fines or fees imposed by law or otherwise make any payments hereunder which it is prohibited by applicable law from paying as indemnity or for any other reason. In addition, to the extent that the Agent is, by reason of his status as an agent of the Corporation and/or its subsidiaries, a witness in any proceeding, he shall be indemnified against all costs and expenses (including attorneys' fees) incurred by him or on his behalf in connection therewith, and he shall be entitled to advancement of expenses in connection therewith under the terms of Section 7 hereof.

         2. If a claim under this Agreement is not paid by the Corporation, or on its behalf, within 90 days after a written claim has been received by the Corporation, the Agent may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the Agent also shall be entitled to be paid all expenses of prosecuting such claim.

         3. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers as appropriate to secure such rights, including the execution of such




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documents necessary or appropriate to enable the Corporation effectively to bring suit to enforce such rights.

         4. The Corporation shall not be liable under this Agreement to make any payment in connection with any claim made against the Agent:

         (a) for which payment is actually made to the Agent under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under insurance;

         (b) for which the Agent is indemnified by the Corporation otherwise than pursuant to this Agreement;

         (c) based upon or attributable to the Agent gaining in fact any personal profit or advantage to which the Agent was not legally entitled;

         (d) for an account of profits made from the purchase or sale by the Agent of securities of the Corporation within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any state statutory law or common law; or

         (e) brought about or contributed to by the dishonesty of the Agent seeking payment hereunder; provided, however, notwithstanding the foregoing, the Agent shall be protected under this Agreement to the fullest extent permitted under law as to any claims upon which suit may be brought against the Agent by reason of any alleged dishonesty on his or her part, unless a final judgment or other final adjudication thereof adverse to the Agent shall establish that the Agent committed acts of active and deliberate dishonesty with actual dishonest purpose and intent, which acts were material to the cause of action so adjudicated.

         5. No costs, charges or expenses for which indemnity shall be sought hereunder shall be incurred without the Corporation's consent, which consent shall not be unreasonably withheld; provided that, the Corporation may ratify expenses incurred without its consent in its sole discretion.

         6. The Agent, as a condition precedent to indemnification under this Agreement, shall give to the Corporation notice in writing as soon as practicable of any claim made against the Agent for which indemnity will or could be sought under this Agreement. Notice to the Corporation shall be directed to Calnetics Corporation, 20401 Prairie Street, Chatsworth, California 91311, Attention: Chairman of the Board and Chief Executive Officer (or such other address as the Corporation shall designate in writing to the Agent); notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, the Agent shall give the Corporation such information and cooperation as it may reasonably require and as shall be within the Agent's power.

         7. Costs and expenses (including attorneys' fees) incurred by the Agent in defending or investigating any pending or threatened action, suit, proceeding or investigation shall be paid by the Corporation in advance of the final disposition of such matter, if the Agent shall undertake in writing to repay any such advance in the event that it is ultimately




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determined that the Agent is not entitled to indemnification under the terms of this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, no advance shall be made by the Corporation if it is reasonably and promptly determined by the Board of Directors by a majority vote of a quorum of disinterested Directors, or if such quorum is not obtainable, by independent legal counsel, that, based upon the facts known to the Board or counsel at the time such determination is made, (a) the Agent acted in bad faith or deliberately breached his or her duty to the Corporation or its shareholders, and (b) as a result of such actions by the Agent, it is more likely than not that it will ultimately be determined that the Agent is not entitled to indemnification under the terms of this Agreement.

         8. Nothing herein shall be deemed to diminish or otherwise restrict the Agent's right to indemnification under any provision of the Articles of Incorporation or Bylaws of the Corporation or under California law.

         9. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California.

         10. This Agreement shall be binding upon all successors and assigns of the Corporation (including any transferee of all or substantially all of its assets and any successor by merger or operation of law) and shall inure to the benefit of the heirs, personal representatives and estate of the Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.



                                               CALNETICS CORPORATION

                                               By: _____________________________



                                               AGENT

                                               _________________________________















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